==============================================================================
                 SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
      Securities Exchange Act of 1934 [Amendment No.     ]


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Exchange Act Rule 14a-11 or Rule 14a-12

                    Getty Petroleum Corp.
- ---------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)


                    Getty Petroleum Corp.
- ---------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
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[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Footnote-1)

      ------------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
=============================================================================


                       GETTY (registered trademark)
                           Getty Petroleum Corp.
- ---------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 20, 1996
- ---------------------------------------------------------------------------

To the Stockholders of
     GETTY PETROLEUM CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Getty Petroleum Corp. (hereinafter called the "Company" or "Getty") will be held at 1301 Avenue of the Americas, New York, New York (2nd floor), on June 20, 1996 at 10:30 A.M., for the following purposes:

     (1) To elect a Board of five directors to hold office for the ensuing year or until the election and qualification of their respective successors.

     (2) The adoption of an amendment to the Company's 1991 Stock Option Plan to increase the number of shares available under the Plan, as described in the attached materials.

     (3) The ratification of the appiontment of Coopers & Lybrand as independent auditors for the Company for the fiscal year ended January 31, 1997.

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 22, 1996 are entitled to notice of and to vote at this meeting or any adjournments thereof.
     You are cordially invited to attend the meeting. Whether or not you expect to attend, please promptly vote, sign, date and return the enclosed proxy/instruction card in the enclosed U.S. postage-paid envelope. This will ensure that your shares are voted in accordance with your wishes and that a quorum will be present. Even though you have returned your proxy card, you may withdraw your proxy at any time prior to its use and vote in person at the meeting should you so desire.

                                        By Order of the Board of Directors,


                                        Samuel M. Jones,
                                        Vice President, General Counsel
                                        and Corporate Secretary

Jericho, New York
April 29, 1996

- ---------------------------------------------------------------------------
PLEASE NOTE--IF YOU DO NOT PLAN TO ATTEND THE MEETING, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                           GETTY PETROLEUM CORP.
               125 JERICHO TURNPIKE, JERICHO, NEW YORK 11753

                            PROXY STATEMENT FOR
                      ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Getty Petroleum Corp. (hereinafter called the "Company" or "Getty") to be voted at the Annual Meeting of Stockholders to be held at 1301 Avenue of the Americas, New York, New York (2nd floor), on June 20, 1996 at 10:30 A.M., and at any adjournments thereof, for the purpose of electing a Board of Directors, ratifying the appointment of independent auditors for the Company and transacting such other business as may properly come before the meeting.
     On the April 22, 1996 record date for securities entitled to vote at the meeting, the Company had outstanding (excluding shares held in Treasury) 12,675,709 shares of Common Stock. Each such outstanding share is entitled to one vote. In conformity with Delaware law, shares abstaining from voting or not voted on certain matters will not be treated as votes cast with respect to those matters, and, therefore, will not affect the outcome of any such matter.
     This Proxy Statement and form of proxy will be sent to stockholders in an initial mailing on or about April 29, 1996. The date by which proposals of security holders intended to be presented at the next annual meeting must be received by the Company for inclusion in the proxy statement and form of proxy for such meeting is December 31, 1996.

                           ELECTION OF DIRECTORS
     Five directors are to be elected at the meeting for a term of one year or until their respective successors shall be elected and qualified. The plurality vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is necessary for the election of the directors.
     It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees named in the tabulation set forth below. In the event that any of the nominees should become unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors. The names of, and certain information with respect to, the persons nominated for election as directors are as follows:

    Name -- Age             Offices Held in Getty and/or Principal
Served as Director Since    Occupations for Past Five Years
- ---------------------------------------------------------------------------
Milton Cooper--67           Chairman of the Board of Kimco Realty
May 1971                    Corporation, a real estate investment trust.
                            Served as Vice President of Getty until June,
                            1992. Director, Secretary and Assistant
                            Treasurer of CLS General Partnership Corp., the general partner of Power Test Investors Limited
                            Partnership, Director of Blue Ridge Real
                            Estate/Big Boulder Corporation, a real estate management and land development firm, and a Trustee of MassMutual Corporate Investors and
                            MassMutual Participation Investors.

Leo Liebowitz--68           President and Chief Executive Officer (CEO) of
May 1971                    Getty. Director, President and Treasurer of CLS
                            General Partnership Corp., the general partner of Power Test Investors Limited Partnership.

Philip E. Coviello--53      Partner of Latham & Watkins, an international
                            law firm, for more than 5 years. Latham &
                            Watkins has performed legal services for the Company for many years.

    Name -- Age             Offices Held in Getty and/or Principal
Served as Director Since    Occupations for Past Five Years
- ---------------------------------------------------------------------------
Milton Safenowitz--68       Executive Vice President of Getty until his
May 1971                    retirement on February 1, 1990. Director,
                            Executive Vice President and Assistant
                            Secretary of CLS General Partnership Corp., the general partner of Power Test Investors Limited
                            Partnership.

Warren G. Wintrub--62       Retired Partner, former member of the Executive
June 1993                   Committee and Chairman of the Retirement
                            Committee of Coopers & Lybrand, an
                            international professional services
                            organization, for more than 5 years prior to his retirement in January 1992. Director of Chromcraft Revington, Inc., Corporate Property
                            Associates 10 Incorporated and Corporate
                            Property Associates 11 Incorporated.

                   BENEFICIAL OWNERSHIP OF COMMON STOCK
     Under the rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered as a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares.
     The directors, nominees for director, Chief Executive Officer and four other most highly compensated executive officers and all directors and executive officers of the Company as a group beneficially owned as of January 31, 1996 the number of shares of Getty Common Stock as set forth in the table below. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the SEC rules.

                                              Shares of            Percent
                                            Common Stock          of Class
  Name                                   Beneficially Owned          (1)
- ---------------------------------------------------------------------------
Milton Cooper                               1,059,538 (2)           7.97%
Philip E. Coviello                               500                  *
Leo Liebowitz                               2,478,290 (3)          18.64%
Herbert Lotman                                 44,790                 *
Milton Safenowitz                           2,260,195 (4)          17.00%
Warren G. Wintrub                              13,750                 *
James R. Craig                                 50,458                 *
John J. Fitteron                               116,376                *
Samuel M. Jones                                54,134                 *
Alvin A. Smith                                 146,920              1.11%
Directors and Executive
  Officers as a group (11 persons)            6,266,031            47.13%

 * Total shares beneficially owned constitute less than one percent of the outstanding shares.
(1) The percentage is determined by dividing the number of shares shown by the aggregate number of shares outstanding and the shares which may be acquired within 60 days.
(2) Includes 10,311 shares held in a partnership of which he is a partner, 2,013 shares held by wife for which beneficial ownership is disclaimed and 100,000 shares held by a charitable foundation.
(3) Includes 166,410 shares held in trust for children, 230,977 shares held by wife for which beneficial ownership is disclaimed and 20,724 shares held by a charitable foundation.
(4) Includes 2,084,077 shares held by Irrevocable Trust for the benefit of Milton Safenowitz and 176,118 shares held by Irrevocable Trust for the benefit of his wife.

     With the exception of Leo Liebowitz, whose address is care of Getty Petroleum Corp., 125 Jericho Tpke., Jericho, New York 11753 and Milton Safenowitz, whose address is 7124 Queenferry Cr., Boca Raton, FL 33496, who may be deemed to be control persons of Getty, and Milton Cooper, whose address is care of Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, New York 11042-0020, management knows of no other person owning of record or beneficially more than 5% of the outstanding Common Stock.

          DIRECTORS' MEETINGS, COMMITTEES AND EXECUTIVE OFFICERS
     During the fiscal year ended January 31, 1996, four regular meetings and one special meeting of the Board of Directors of the Company were held. Each director who served as a director of the Company during the fiscal year attended all of the meetings of the Board of Directors of the Company and of the Committees of the Board on which each such director served, except for Mr. Lotman who was unable to attend the June 1995 meeting. The Board of Directors of the Company has certain standing committees, including an Audit Committee, a Nominating Committee and a Compensation and Stock Option Committee, the membership and functions of which are described below.
     The Audit Committee, consisting of Messrs. Wintrub (Chairman), Lotman and Safenowitz, met one time last year. The Committee selects the firm of independent public accountants which audits the consolidated financial statements of Getty and its subsidiaries, discusses the scope and the results of the audit with the accountants and discusses Getty's financial accounting and reporting principles. The Committee also examines the summary reports of the internal auditors for the Company and discusses the adequacy of Getty's financial controls with the accountants and with management.
     The Nominating Committee, consisting of Messrs. Liebowitz (Chairman), Cooper and Safenowitz, met two times last year. The Committee recommends candidates to the Board for election as officers. The Committee recommends nominees for election to the Board and reviews the role, composition and structure of the Board and its committees. The Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary of the Company with the names of such nominees, together with their qualifications for service as a director of the Company.
     The Compensation and Stock Option Committee (the "Compensation Committee"), which met twice last year, consists of Messrs. Cooper (Chairman), Liebowitz and Safenowitz. The Compensation Committee administers Getty's Incentive Compensation Plan, Supplemental Retirement Plan and the Stock Option Plans, and reviews the compensation of the directors and officers of Getty.

Directors' Compensation
     Directors receive annual retainer fees of $12,000, and committee and board meeting fees of $1,000 for each meeting attended. Directors who are employees of the Company do not receive retainers or board meeting fees.

Other Executive Officers
     Other executive officers include John J. Fitteron, age 54, Senior Vice President and Chief Financial Officer of Getty since 1986 and Treasurer of Getty since 1994; Alvin A. Smith, age 58, Senior Vice President of Getty since 1985 and Chief Operating Officer of Getty since 1994; James R. Craig, age 44, Vice President of Getty since 1987; Michael K. Hantman, age 44, Vice President of Getty since 1991 and Corporate Controller of Getty since 1985; and Samuel M. Jones, age 59, Vice President and General Counsel of Getty since 1986 and Corporate Secretary of Getty since 1994. Management is not aware of any family relationships between any of its directors, nominees or executive officers.

                               COMPENSATION
Executive Compensation
     The following tables provide information about executive compensation.

                        SUMMARY COMPENSATION TABLE
     The following table sets forth information about the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of Getty Petroleum Corp. for services in all capacities to Getty Petroleum Corp. and its subsidiaries during the periods indicated.

                                                 Annual Compensation                        Long Term
                                              Fiscal Year Ended January 31              Compensation Awards
                               --------------------------------------------------   --------------------------
                                                                                     Restricted
                                                                    Other Annual       Stock                         All Other
                                           Salary          Bonus    Compensation       Awards          Options     Compensation
Name and Principal Position    Year          ($)            ($)        ($) (1)           ($)             (#)          ($) (2)
- --------------------------------------------------------------------------------------------------------------------------------
Leo Liebowitz                  1996        404,103        263,000                                                      59,886
Director,                      1995        387,228        164,500                                                      60,713
President and Chief            1994        384,860        193,950                                                      53,564
Executive Officer

Alvin A. Smith                 1996        301,192        190,700                                       15,000         45,373
Senior Vice                    1995        268,606         99,000                                       15,000         40,353
President and Chief            1994        261,615        107,247                                        5,000         35,496
Operating Officer

John J. Fitteron               1996        198,296        182,200                                       15,000         32,593
Senior Vice President,         1995        187,849         99,000                                       15,000         32,043
Treasurer and Chief            1994        182,522        107,247                                        5,000         25,222
Financial Officer

Samuel M. Jones                1996        163,307        115,000                                       15,000         26,629
Vice President,                1995        154,646         79,000                                       10,000         26,616
General Counsel and            1994        146,808         87,432                                        5,000         21,532
Corporate Secretary

James R. Craig                 1996        145,537        125,000                                       15,000         24,419
Vice President                 1995        137,843         79,000                                       10,000         24,260
                               1994        122,354         87,432                                        5,000         18,665
- --------------------

(1) None of the Executive Officers listed received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10% of the salary and bonus for such officer.
(2) All other compensation includes Company contributions to the defined contribution retirement profit sharing plan, matching contributions under the Company's 401(k) savings plan, Company contributions to the Supplemental Retirement Plan for executives and term life insurance premiums as follows:


               Fiscal Year     Defined        Company    Supplemental    Term
                  Ended     Contribution       Match      Retirement     Life
               January 31  Retirement Plan  401(k) Plan      Plan      Insurance
- -------------------------------------------------------------------------------
Leo Liebowitz     1996         $2,388         $   --        $55,319      $2,179
                  1995          2,394             --         56,140       2,179
                  1994          4,140             --         47,245       2,179

Alvin A. Smith    1996          2,388          4,620         34,410       3,955
                  1995          2,394          4,620         29,859       3,480
                  1994          4,140          4,481         23,395       3,480

               Fiscal Year     Defined        Company    Supplemental    Term
                  Ended     Contribution       Match      Retirement     Life
               January 31  Retirement Plan  401(k) Plan      Plan      Insurance
- -------------------------------------------------------------------------------
John J. Fitteron  1996          2,388          4,620         23,011       2,574
                  1995          2,394          4,620         22,579       2,450
                  1994          3,885          4,497         14,390       2,450

Samuel M. Jones   1996          2,388          4,629         17,499       2,113
                  1995          2,394          4,611         17,507       2,104
                  1994          3,310          4,367         11,751       2,104

James R. Craig    1996          2,388          3,486         16,668       1,877
                  1995          2,394          3,478         16,546       1,842
                  1994          2,898          3,405         10,520       1,842

     In December 1994, the Company entered into agreements with its non-director officers and certain key employees, wherein the Company agreed that, under certain circumstances if there is a change of control of the Company, for the 36-month period thereafter for officers and a shorter period of time with respect to those certain key employees, the Company will pay to the person his/her average compensation for the requisite period prior to the change of control. In December 1995, the Company amended the agreements to also become effective upon a spin-off or similar transaction involving a substantial portion of Getty's marketing or real estate business or assets; accordingly the agreements would become effective upon the completion of the proposed spin-off of the Company's petroleum marketing business announced in March 1996.

                               STOCK OPTIONS
     The following table sets forth as to the persons named in the Summary Compensation Table additional information with respect to the stock options granted during the fiscal year ended January 31, 1996, including the potential realizable value from the stock options assuming they are exercised at the end of the option term and assuming 5% and 10% annual rates of stock price appreciation during the option term.

                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                                           Potential Realizable Value
                                                                              at Assumed Annual Rates
                                                                           of Stock Price Appreciation
                   Individual Grants                                           for Option Term (1)
- ------------------------------------------------------------------------------------------------------
                                % of Total
                                  Options
                                 Granted to
                                Employees in
                                Fiscal Year    Exercise or
                  Options          Ended        Base Price   Expiration
Name            Granted (#)       1-31-96       ($/Share)       Date           5% ($)        10% ($)
- ------------------------------------------------------------------------------------------------------
Leo Liebowitz          --             --             --             --             --             --
Alvin A. Smith     15,000         12.71%         13.875        12/8/05        130,889        331,698
John J. Fitteron   15,000         12.71%         13.875        12/8/05        130,889        331,698
Samuel M. Jones    15,000         12.71%         13.875        12/8/05        130,889        331,698
James R. Craig     15,000         12.71%         13.875        12/8/05        130,889        331,698

- -----------------
(1) The dollar amounts under the potential realizable value column are the result of calculations of assumed annual compound rates of appreciation over the ten-year life of the options in accordance with the rules of the SEC and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on unknown or volatile factors.


                                     6

     If the price of Getty Common Stock appreciates, the value of Getty Common Stock held by the stockholders will also increase. For example, the market value of Getty Common Stock on January 31, 1996 was approximately $167,732,000, based upon the market price on that date. If the share price of Getty's Common Stock increases by 5% per year, the market value on January 31, 2006 of the same number of shares would be approximately $273,218,000. If the price of Getty's Common Stock increases by 10% per year, the market value on January 31, 2006 would be approximately $435,054,000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES
     The following table provides information as to options exercised by each of the named executive officers of Getty during the fiscal year ended January 31, 1996 and the value of options held by such officers at year end measured in terms of the closing price of Getty Common Stock on January 31, 1996. No options were exercised by the named executive officers in the fiscal year ended January 31, 1996, and accordingly no shares were acquired or value realized upon the exercise of options.

                                                       Value of Unexercised
                       Number of Unexercised         In-the-Money Options/SARs
                  Options at Fiscal Year End (#)      at Fiscal Year End ($)
                           Exercisable/                    Exercisable/
Name                       Unexercisable                   Unexercisable
- ------------------------------------------------------------------------------
Leo Liebowitz                       --                            --
                                    --                            --

Alvin A. Smith                 143,798                       207,193
                                34,375                        40,390

John J. Fitteron               115,656                       129,521
                                34,375                        40,390

Samuel M. Jones                 50,651                        58,353
                                27,500                        24,061

James R. Craig                  50,134                        61,224
                                27,500                        24,061


Stock Option Plans
     The Company's 1985, 1988 and 1991 Stock Option Plans (the "Stock Option Plans"), which have been approved by the Company's stockholders, authorize the grant to directors, officers and other key employees of the Company and its subsidiaries of long-term incentive share awards in the form of options ("Options") to purchase shares of the Company's Common Stock and, in the case of the 1985 Stock Option Plan, stock appreciation rights ("SARs"). The Stock Option Plans are administered by a committee of three members of the Company's Board of Directors (the "Compensation Committee"), who are not eligible to participate in the Stock Option Plans while serving on the Compensation Committee. No further grants may be made under the 1985 Stock Option Plan and no SARs are outstanding. The maximum number of shares which may be the subject of outstanding Options under the 1988 Stock Option Plan is 303,876 and is subject to further adjustments for stock dividends and stock splits. No grants may be made under the 1988 Stock Option Plan after March 31, 1998. The maximum number of shares which may be the subject of outstanding Options under the 1991 Stock Option Plan is 500,000 and is subject to further adjustments for stock dividends and stock splits. No grants may be made under the 1991 Stock Option Plan after March 21, 2001. The Board of Directors is seeking stockholder approval of, and recommends that the stockholders approve, an increase in the number of shares subject to Options under the 1991 Stock Option Plan from 500,000 to 750,000. See "PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN."

     The recipients, terms (including price and exercise period) and type of Option (and/or SAR) to be granted under the Stock Option Plans are determined by the Compensation Committee; however, the Option price per share under the Stock Option Plans generally must be at least equal to the fair market value of a share of the Company's Common Stock (110% of such amount in the case of Incentive Stock Options granted to any individual who owns stock representing more than 10% of the voting power of the Company's Common Stock) on the date the Option is granted. Subject to certain limitations, Options granted under the Stock Option Plans may be either Incentive Stock Options (within the meaning of Section 422(b) of the Internal Revenue Code) or Non-Qualified Stock Options. With certain limited exceptions, Options may not be exercised for a period of 12 months following the grant of the Option and are exercisable in installments as are specified in the Stock Option Plan or the terms of each Option. The exercise period of an Option may not exceed 10 years following its grant.
     The remaining shares available for grant under the 1988 and 1991 Stock Option Plans are 207 and 49,800, respectively.

Retirement Plans
     The Company has a retirement profit-sharing plan with Deferred 401(k) Savings Plan Provisions (the "Retirement Plan") for employees meeting certain service requirements. Under the terms of the Retirement Plan, the annual discretionary contribution portion of the Retirement Plan is determined by the Board of Directors. For the 401(k) portion of the Retirement Plan, the Board of Directors has elected to contribute to the Retirement Plan for each participating employee an amount equal to 50% of such employee's contribution to the plan but in no event more than 3% of such employee's compensation.
     On June 15, 1989 the Board of Directors approved the Supplemental Retirement Plan for Executives (the "Supplemental Plan"). Under the Supplemental Plan, which is not qualified for purposes of Section 401(a) of the Internal Revenue Code of 1986, as amended, a participating executive may receive in his trust account an amount equal to 10% of his compensation, reduced by the amount of any contributions allocated to such executive under the Retirement Plan. The amounts paid to the trustee under the Supplemental Plan may be used to satisfy claims of general creditors in the event of the Company's or any of its subsidiaries' bankruptcy. The trustee shall not cause the Supplemental Plan to be other than "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended. An executive's account shall vest in the same manner as under the Retirement Plan and shall be paid upon termination of employment. Under the Supplemental Plan the Board of Directors may during any fiscal year elect not to make any payment to the account of any or all executives.
     In the event of the death of Mr. Liebowitz, benefits will amount to twelve months salary. In the event of termination of Mr. Liebowitz' employment due to illness or incapacity for a period of one year or longer, benefits will amount to twenty-four months salary.
     Mr. Liebowitz receives an annual pension of $3,500 from a subsidiary's defined benefit retirement plan which was terminated effective October 1, 1985.

Compensation Committee Interlocks and Insider Participation
     As previously noted, the current members of the Compensation Committee are Messrs. Cooper (a former Vice President), Safenowitz (a former Executive Vice President) and Liebowitz, the President and Chief Executive Officer. Mr. Liebowitz did not participate in decisions with respect to his own compensation. Messrs. Cooper, Safenowitz and Liebowitz are also Directors and the principal stockholders of CLS General Partnership Corp., the general partner of Power Test Investors Limited Partnership (see "Certain Transactions").

           REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
To Our Stockholders:
     This report addresses the Company's compensation policies with respect to the compensation of the Chief Executive Officer and the other executive officers during fiscal 1996. The Compensation and Stock Option Committee (the "Compensation Committee") is responsible for setting and administering the policies which govern the Incentive Compensation Plan, the Retirement Plan, the Supplemental Retirement Plan, the Stock Option Plans and base salary compensation and for determining amounts payable thereunder.
     Compensation of the Company's executive officers (with the exception of the Chief Executive Officer) is recommended by the Chief Executive Officer to the Compensation Committee of the Board of Directors, is discussed, reviewed and approved by the full Board, as is the compensation of the Chief Executive Officer. The Company's philosophy is that under its total compensation program the Chief Executive Officer and other executives should: (1) have a greater portion of compensation at risk than other employees and (2) have a significant portion of their compensation tied directly to the performance of the business.
     To assist it in performing its duties, in 1993 the Compensation Committee retained and met with independent compensation consultants. Said consultants were retained to perform market surveys and recommend appropriate salary ranges for each officer position. The Compensation Committee then established competitive salary levels for each executive officer. The salary of the President and Chief Executive Officer was evaluated and compared with other Chief Executive Officers of similar companies.

Base Salary
     The base salary program is designed to provide each individual with a salary competitive with salaries paid for similar positions in similar companies. Besides being able to attract and retain capable people, Getty will endeavor to ensure that each individual's compensation will be based on the person's ability, effort and achievement.
     In 1991, in light of the Company's financial results, the Compensation Committee froze the base salary component of the Chief Executive Officer and other executive officers. Upon the recommendation of the consultants, the freeze was lifted in June 1993. In December 1994 all executive officers received a small increase in base salary, except for Alvin A. Smith who received a greater increase to reflect his promotion to Chief Operating Officer. In December 1995, all executive officers received a small increase in base salary.

Annual Incentive Awards
     Annual Incentive Awards are provided under the Getty Petroleum Corp. Incentive Compensation Plan ("ICP"). The purpose of the ICP is to promote the achievement of the Company's targeted business objectives by providing competitive incentives to those employees who can impact the Company's performance. The total amount of cash available for annual ICP awards is approved by the Board of Directors after evaluating a combination of criteria, and achievement of specific goals. Awards are based on a combination of Company performance, business unit performance, and individual performance based on specific objectives.
     The Compensation Committee determined that the incentive compensation of the Chief Executive Officer and other executive officers (shown under the caption "Bonuses" in the Summary Compensation Table) should be increased in light of the financial results for the fiscal year ended January 31, 1996. The increase given under the fiscal year 1996 ICP, which Plan was tied to earnings but without any ceiling on awards resulted in ICP awards which ranged from 87% to 149% of the maximum amount each executive officer could have received under the ICP which was in effect for the previous fiscal year.

Stock Options
     Stock Options are granted to encourage and facilitate personal stock ownership by the directors, executives and certain other key employees and thus strengthen their personal commitment to Getty and provide a longer term perspective to their managerial responsibilities. The stock option portion of the Compensation Program directly links the executive's interests with those of the stockholders. The Compensation Committee's policy is to grant stock option awards based on individual performance and the potential to contribute to the future success of the Company. In December 1995 options were awarded to all executive officers and certain key employees and directors, except for Mr. Liebowitz, who has not participated in the Stock Option Plans.

     The Compensation Committee believes that the three components described above provide compensation that is competitive with that offered by other corporations, and effectively links executive and stockholder interest through varied plans that are structured to coincide with the long term vision of Getty.
     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

April 29, 1996                     Compensation and Stock Option Committee:
                                    Milton Cooper (Chairman)
                                    Leo Liebowitz
                                    Milton Safenowitz




Certain Transactions
     In January 1985, Power Test Realty Company Limited Partnership (the "Operating Partnership") was formed to acquire from Texaco Inc. and two of its subsidiaries certain assets used in the Northeastern United States petroleum marketing operations of Getty Oil Company. At the same time, Power Test Investors Limited Partnership (the "Partnership") was also formed to contribute 99% of the capital of and become the limited partner in the Operating Partnership. On February 1, 1985, the Operating Partnership purchased the Getty assets (including certain service stations, distribution terminals, rolling stock and marketing equipment) and leased them to the Company (or certain of its subsidiaries) on a long-term net lease basis. The Company does not have any ownership interest in the Partnership or the Operating Partnership, and does not have any ownership interest in or option to purchase the leased assets, except under certain limited circumstances involving properties that have become uneconomical or unsuitable for the Company's use or if there has been significant damage to any such properties. Neither the Partnership nor the Operating Partnership conducts any substantial activities other than those related to the ownership and leasing to the Company of the Getty assets.
     CLS General Partnership Corp., a Delaware corporation ("CLS"), is the sole general partner of both the Partnership and the Operating Partnership. The three stockholders of CLS, Leo Liebowitz, Milton Safenowitz and Milton Cooper (the "Principal Holders"), are also directors, stockholders, and in the case of Mr. Liebowitz, an officer of the Company. The Company's stockholders of record on June 13, 1985 were offered the right to participate in the Operating Partnership by means of a pro rata offering of limited partnership interests in the Partnership. The offering was completed on July 31, 1985. As of January 31, 1996, the Principal Holders beneficially owned an aggregate of 3,103,131 (48%) of the general and limited partnership interests in the Partnership.
     During fiscal 1996, the Company made net lease payments to the Operating Partnership of approximately $10,553,000 and an additional sum of $4,938,428 was paid to the Operating Partnership by Getty for properties purchased. The Company received payments of $648,000 from the Operating Partnership for services performed by the Company (including the provision of office space and related services) during fiscal 1996.

                          STOCK PERFORMANCE GRAPH
                   COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                Getty Petroleum (GTY), S&P 500, Peer Group
                   (Performance results through 1/31/96)

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and a peer group for the period of five years ended January 31, 1996.

              1991       1992       1993       1994       1995       1996
- ---------------------------------------------------------------------------
GTY          $100.00    $105.60    $ 71.77    $114.49    $ 79.46    $ 90.97
S&P 500      $100.00    $122.70    $135.89    $153.75    $154.64    $214.36
Peer Group   $100.00    $111.32    $100.36    $143.56    $125.53    $148.63
- ---------------------------------------------------------------------------
Assumes $100 invested at the close of trading 1/3/91 in Getty Petroleum
Corp. common stock, Standard & Poor's 500, and Peer Group.
*Cumulative total return assumes reinvestment of dividends.


     The Company has chosen, as its peer group, the following companies:
Ashland Oil, Diamond Shamrock, Inc., Horsham Corp., Repsol S.A., Sun Company and Total Petroleum. To the Company's knowledge, other than Getty, there are no publicly traded companies whose principal business is petroleum marketing and distribution. The Company has chosen the aforementioned companies as its Peer Group because a substantial segment of each of their businesses is petroleum marketing and distribution.
     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.
     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

          PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN

Amendment
     The Board of Directors proposes that the 1991 Stock Option Plan be amended to increase the number of shares of Common Stock available for the grant of Options under the Plan from 500,000 to 750,000.
     In June 1991, the Company's Shareholders approved the 1991 Stock Option Plan (the "Plan") which was amended in June 1993. As of April 22, 1996, the Plan had available a maximum of 49,800 shares remaining for the issuance of stock options thereunder. The Board of Directors believes that it is in the Company's interest that stock options continue to comprise a meaningful part of compensation for officers and employees and that the authorization of additional shares under the Plan is therefore desirable. Accordingly, the Board of Directors has voted, subject to shareholder approval, to increase the number of shares available for option under the Plan by an additional 250,000 shares.

Description
     The Plan authorizes the grant to directors, officers and other key employees of the Company and its subsidiaries of long-term incentive share awards in the form of options to purchase shares of the Company's Common Stock; no grants may be made under the Plan after March 21, 2001. The Plan is administered by a committee of three members of the Company's Board of Directors (the "Compensation Committee"), who are not eligible to participate in the Plan while serving on the Compensation Committee. The purpose of the Plan is to benefit the Company by giving eligible directors, officers and other key employees of the Company and its subsidiaries a greater personal interest in the success of the enterprise.
     Options which qualify as Incentive Stock Options under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options which do not qualify for such treatment, may be granted by the Compensation Committee under the Plan. The Option price per share will be at least the fair market value of a share of the Company's Common Stock at the time the Option is granted, except that the Option price per share for any Incentive Stock Option granted to any individual who owns stock representing more than 10% of the voting power of the Company's Common Stock must be at least 110% of the fair market value of the Company's Common Stock at the time such Incentive Stock Option is granted. However, the Compensation Committee may grant Non-Qualified Stock Options at a price which is less than the then current market value of the Company's Common Stock. Shares purchased upon exercise of an Option must be paid for in full at the time of exercise in cash or, if the Compensation Committee so permits, in whole or in part in shares of the Company's Common Stock valued at their fair market value at the date of exercise or by the execution by an optionee of a promissory note for all or a portion of the exercise price on such terms and conditions as the Compensation Committee may impose. With certain limited exceptions, no Option granted under the Plan will be exercisable unless, at the time of such exercise, the optionee is a director or officer of, or in employment with, the Company or a subsidiary following the grant of such Option. An Option shall become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual option. Such installments may be cumulative. The expiration date of an Option and the manner in which such Option shall be exercised are determined by the Compensation Committee. With limited exceptions, no shares acquired upon exercise of any Option by any director or officer may be sold, assigned or otherwise transferred until at least six months have elapsed from the date that such Option was granted.

     The Compensation Committee may permit the voluntary surrender of all or a portion of any option granted under the Plan to be conditioned upon the granting to the recipient of a new Option for the same or a different number of shares as the Option surrendered, or may require surrender of all or a portion of any Option granted under the Plan as a condition precedent to a grant of a new Option to such recipient. Such new Option will be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Compensation Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered. Shares subject to outstanding Options that are surrendered will, upon surrender, no longer be charged against the maximum number of shares available under the Plan. Such surrender may be desirable if the market value of the Company's Common Stock has fallen below the exercise price of the outstanding Options. Through such surrender recipients would be provided with the new Options at current market values, thereby restoring the incentive nature of such Options.
     The aggregate number of shares of the Company's Common Stock which may be made the subject of Options pursuant to the Plan shall not exceed 500,000 shares (750,000 shares if the proposed amendment is adopted) of which options with respect to 467,800 shares have been granted. The aggregate fair market value of stock (determined at the time of grant) for which an optionee may exercise Incentive Stock Options for the first time during any calendar year may not exceed $100,000. The Plan provides that the Compensation Committee may make equitable adjustments in the terms of Options and the maximum number of shares available under the Plan in the event of certain corporate events, such as reorganizations, mergers or recapitalizations. The Plan may be amended by the Board of Directors at any time, provided that, without the approval of the holders of a majority of the Company's Common Stock, no amendment may be made which (i) increases the maximum number of shares available under the Plan, (ii) changes the class of directors, officers or employees eligible to receive Options under the Plan, (iii) reduces the minimum purchase price of such Options, or (iv) materially increases the benefits accruing to participants under the Plan. The closing price of the Company's Common Stock on the New York Stock Exchange on January 31, 1996 was $13.25.

Federal Income Tax Consequences
     Options granted under the Plan may be either Non-Qualified Stock Options or, if granted to employees of the Company or any of its subsidiaries, Incentive Stock Options, as determined from time to time by the Compensation Committee. As to Non-Qualified Stock Options, there generally will be no federal income tax consequences to either the optionee or the Company on the grant of the Option. Upon the exercise of a Non-Qualified Stock Option, the optionee generally recognizes taxable ordinary income equal to the difference between the Option price paid and the then fair market value of the shares received. The Company will generally be entitled to a tax deduction in an amount equal to the optionee's taxable ordinary income. In the case of an optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, if the optionee exercises the Option within six months of the date of grant, the optionee will recognize ordinary income upon the expiration of six months following the date of grant equal to the excess of the fair market value of a share of Common Stock on such date over the exercise price paid for the shares, unless the optionee elects pursuant to Section 83(b) of the Code to use the exercise date for purposes of calculating the amount of ordinary income. The Company is required to withhold taxes on the ordinary income recognized by an optionee upon exercise of a Non-Qualified Stock Option. Upon disposition of the stock by the optionee, he will generally recognize gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his basis for the stock, which will include the amount previously recognized by him as ordinary income.

     If an Option granted under the Plan is designated as an Incentive Stock Option and thereafter continues to qualify as such, the optionee will generally recognize no income upon grant or exercise of the Incentive Stock Option and the Company will not be allowed a deduction for Federal income tax purposes upon Option exercise. Upon a subsequent sale or other disposition of shares received upon exercise of an Incentive Stock Option, if such sale or other disposition occurs at least two years after the date of grant and one year after the transfer of shares pursuant to the exercise of the Option, any gain or loss will be taxed to the optionee at capital gains rates. If either of such requirements is not satisfied, gain realized upon such sale or other disposition will be subject to ordinary income tax. The Company, in turn, will generally then be entitled to a deduction for Federal income tax purposes in the amount of such ordinary income recognized by the optionee. Whenever Incentive Stock Options are exercised, the difference between the exercise price and the fair market value of the shares constitutes an item of tax preference for income tax purposes. As a result, Section 55 of the Code may impose an "alternative minimum tax" upon the optionee exercising Incentive Stock Options.

Accounting Treatment
     Generally, the Company's reported earnings will not be affected by the grant of Options or the exercise of Options, except in the case where Options are issued for less than fair market value at the date of grant. Such grants, however, may impact the calculation of fully-diluted earnings per share, by virtue of being deemed to have been exercised under certain circumstances.

Approval of Amendment
     The affirmative vote of a majority of the votes cast at the meeting by the holders of the Company's Common Stock is required for approval of the proposed amendment of the Plan to increase the shares of Common Stock available for the grant of Options from 500,000 to 750,000.
     The Board of Directors recommends a vote "FOR" the proposed amendment of the 1991 Stock Option Plan.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     The Board of Directors on March 21, 1996 appointed the firm of Coopers & Lybrand, subject to ratification by the stockholders at the Annual Meeting, to audit the accounts of the Company with respect to its operations for the fiscal year ended January 31, 1997 and to perform such other services as may be required. Should this firm of auditors be unable to perform these services for any reason, the Board of Directors will appoint other independent auditors to perform these services.
     Representatives of the firm of Coopers & Lybrand, the Company's principal auditors for the most recently completed fiscal year, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.
     The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Coopers & Lybrand as the Company's independent public auditors for the fiscal year ended January 31, 1997.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Pursuant to Section 16(a) of the Securities Exchange Act and the rules issued thereunder, Getty's executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to Getty. Based solely on its review of Forms 3 and 4 and amendments thereto received by it during fiscal 1996 and of Forms 5 and amendments thereto received by it with respect to fiscal 1996, Getty believes that during fiscal 1996 all of its executive officers and directors complied with the Section 16(a) requirements.

                               OTHER MATTERS
     Management does not know of any matters, other than those referred to above, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.
     The proxy may be revoked at any time prior to its exercise. Brokerage houses and other custodians will be requested to forward solicitation material to beneficial owners of stock held of record by such persons. The Company will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding proxy material to the beneficial owners. The cost of this solicitation, which will be effected by mail, will be borne by the Company.

April 29, 1996                     By Order of the Board of Directors,


                                   Samuel M. Jones,
                                   Vice President, General Counsel
                                    and Corporate Secretary

===========================================================================
                        SECOND AMENDED AND RESTATED
                         1991 STOCK OPTION PLAN OF
                           GETTY PETROLEUM CORP.


     GETTY PETROLEUM CORP., a corporation organized under the laws of the State of Delaware, hereby adopts this Stock Option Plan for officers, directors and key employees of Getty Petroleum Corp. and its subsidiaries. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers, directors and key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and officers and directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under Options, including Options in the case of officers and key employees that are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended.


                                 ARTICLE I
                                DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

     "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

     "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Company

     "Company" shall mean Getty Petroleum Corp. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.5 - Director

     "Director" shall mean a member of the Board.

Section 1.6 - Employee

     "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Exchange Act

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8 - Incentive Stock Option

     "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.9 - Non-Qualified Option

     "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.10 - Officer

     "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary within the meaning of Rule 16a-1(f) under the Exchange Act, or any comparable rule adopted thereunder then in effect.

Section 1.11 - Option

     "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.12 - Optionee

     "Optionee" shall mean a Director, Officer or Employee to whom an Option is granted under the Plan.

Section 1.13 - Parent Corporation

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

     "Plan" shall mean this 1991 Stock Option Plan of Getty Petroleum Corp., which became effective on March 21, 1991 and was amended and restated on June 17, 1993 and further amended and restated on June ____, 1996.

Section 1.15 - Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.16 - Securities Act

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.17 - Special Committee

     "Special Committee" shall mean the Special Committee, as may be appointed as provided in Section 6.4.

Section 1.18 - Subsidiary

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - Termination of Employment

     "Termination of Employment" shall mean the time when the employee-employer relationship (or director relationship in the case of a Director) between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.


                                Article II
                          SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

     The shares of stock subject to Options shall be shares of the Company's Common Stock $.10 par value. Subject to adjustment under Section 2.3, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 750,000.

Section 2.2 - Unexercised Options

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section
2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                ARTICLE III
                            GRANTING OF OPTIONS

Section 3.1 - Eligibility

     Any Director, Officer or key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.4.

Section 3.2 - Qualification of Incentive Stock Options

     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive Stock Option" under Section 422 of the Code.

Section 3.3 - Granting of Options

     (a) The Committee shall from time to time, in its absolute discretion:

          (i) Determine which Directors, Officers or key Employees should be granted Options; and

          (ii) Determine the number of shares to be subject to such Options granted to such selected recipients, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

          (iii) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of a recipient to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the recipient surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

     (c) Options may not be granted by the Committee to Directors or Officers unless such grants have been authorized by the Special Committee. Such authorization shall be in writing and shall specify the Directors or Officers to whom such grants are to be made and the number of shares to be covered by such Options.

                                ARTICLE IV
                             TERMS OF OPTIONS

Section 4.1 - Option Agreement

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or, in the case of a Director or Officer, as the Special Committee) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "Incentive Stock Options" under
Section 422 of the Code.

Section 4.2 - Option Price

     (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation. However, the Committee may upon the concurrence of the Board grant Non-Qualified Options at an exercise price which is less than the fair market value of such shares.

     (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or
(2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee (or, in the case of a Director or Officer, by the Special Committee); or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee (or, in the case of a Director or Officer, by the Special Committee) acting in good faith.

Section 4.3 - Commencement of Exercisability and Limitations on Exercise

     (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

     (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

     (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

     (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 4.4 - Expiration of Options

     (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i) The expiration of ten years from the date the Option was granted; or

          (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

          (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

     (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

     (v)  The expiration of one year from the date of the Optionee's death.

     (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Consideration

     In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (serve as a Director in the case of Directors) of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ (or to serve as a Director in the case of Directors) of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge (in the case of Directors, for the shareholders to terminate) any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or
Dissolution

     Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the

Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).


                                 ARTICLE V
                            EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

     During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

     (a) Notice in writing signed by the Optionee (or other person then entitled to exercise such Option or portion) stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

     (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery not less than the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

          (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security, if any, to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

          (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

     (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion, thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

     The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

     Unless otherwise approved in writing by the Special Committee, no shares acquired upon exercise of any Option by any Director or Officer may be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                ARTICLE VI
                              ADMINISTRATION

Section 6.1 - Stock Option Committee

     The Stock Option Committee shall consist of at least three Directors, appointed by and holding office during the pleasure of the Board.
Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Power of Committee

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "Incentive Stock Options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Special Committee

     The Special Committee shall consist of at least two Directors appointed by and holding office during the pleasure of the Board. No Option may be granted to any member of the Special Committee during the term of his membership on the Special Committee. No person shall be eligible to serve on the Special Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act, or any comparable rule adopted thereunder then in effect. Appointment of Special Committee members shall be effective upon acceptance of appointment. Special Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Special Committee shall be filled by the Board.

Section 6.5 - Compensation; Professional Assistance; Good Faith Actions

     Members of the Committee or the Special Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee or the Special Committee in connection with the administration of the Plan shall be borne by the Company. The Committee and the Special Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Special Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Special Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Special Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee and the Special Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                ARTICLE VII
                             OTHER PROVISIONS

Section 7.1 - Options Not Transferable

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 2.3, materially modify the eligibility requirements of Section 3.1, amend Section 3.3(c) to permit the grant of Options to Officers or Directors other than upon the written authorization of the Special Committee, reduce the minimum Option price requirements of
Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after March 21, 2001.


Section 7.3 - Approval of Plan by Shareholders

     This Plan was approved by the Company's shareholders on June 20, 1991 and amended and restated on June 17, 1993 and the Plan as further amended and restated will be submitted for the Approval of the Company's shareholders within 12 months after the date of the Board's adoption of the Plan as further amended and restated. Options for the additional 250,000 shares may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan as further amended and restated is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options for the additional 250,000 shares previously granted under the Plan shall thereupon be canceled and become null and void. The Company shall take such actions as may be necessary to satisfy the requirements of Rule 16b-3(b) under the Exchange Act, or any comparable rule adopted thereunder then in effect.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

     The adoption of this Plan shall not affect any other option, compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary
(a) to establish any other forms of incentives or compensation for Officers, Directors or Employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business stock or assets of any corporation, firm or association.

Section 7.5 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                    14
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